Exhibit 10.6

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT NO. 20

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 20 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this “AAmendment”), is entered into as of April 27, 2016, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the “USellerU”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the “UBuyerU”).

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller agree that the A321 NEO Aircraft shall be irrevocably converted to A320 NEO Aircraft; and

WHEREAS, the Buyer and the Seller agree to defer (i) [***] A321 Amd 14 Aircraft from [***] to [***], (ii) [***] A320 Group 3 Aircraft from [***] to [***] and [***], and (iii) [***] A320 NEO Aircraft from [***] and [***] to [***]; and

WHEREAS, the Buyer and the Seller agree to modify certain provisions related to the Delivery Location; and

Exhibit 10.6

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1	AMENDMENTS

1.1	Definitions
Clause 0 of the Agreement is hereby amended to modify, add or replace the following terms.

A319 NEO Aircraft – an A320 NEO Aircraft converted to firmly ordered A319-100N type Aircraft including the A319 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A319 NEO Propulsion Systems installed thereon upon Delivery.

A319 NEO Specification – either (a) the A319 NEO Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A319 NEO Standard Specification as amended by all applicable SCNs.

A319 NEO Standard Specification – the A319-100N standard specification document Number J.000.01000N Issue 1, dated 1st July 2014, a copy of which has been annexed hereto as Exhibit A-1B.

A320 NEO Aircraft - any or all of the fifty (50) firmly ordered A320-200N type Aircraft for which the delivery schedule is set forth in Clause 9.1.1.5 hereof.

A321 NEO Aircraft – any or all of the A320 NEO Aircraft converted to firmly ordered A321-200N model Aircraft, including the A321 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 NEO Propulsion Systems installed thereon upon Delivery.

A321 NEO Specification – either (a) the A321 NEO Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A321 NEO Standard Specification as amended by all applicable SCNs.

A321 NEO Standard Specification – the A321-200N standard specification document Number E.000.02000N Issue 1, dated 23rd December 2014, a copy of which has been annexed hereto as Exhibit A-3B.

Exhibit 10.6

A321 Propulsion System – the two (2) IAE V2533-A5 powerplants installed on an A321 Amd 14 Aircraft and Converted A321 Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by the Propulsion Systems manufacturer.

Delivery Location - the facilities of the Seller at the location of final assembly of the Aircraft, which will be located in Blagnac, France, Hamburg, Germany or Mobile, Alabama, United States.

New Order NEO Aircraft – any or all of the A320 NEO Aircraft excluding those bearing CAC ID Nos [***].

Sharklets - a large wingtip device, designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, and which are fitted on the NEO Aircraft and are part of the NEO Standard Specification.

Specification - any or all of the, A319 NEO Specification, A320 Aircraft Iss. 8 Specification, A320 NEO Specification, A321 Aircraft Iss. 5 Specification and A321 NEO Specification, as the context may require.

Standard Specification - any or all of the A319 NEO Standard Specification, A320 Aircraft Iss. 8 Standard Specification, A320 NEO Standard Specification, A321 Aircraft Iss. 5 Standard Specification and A321 NEO Standard Specification, as applicable.

1.2	Specification
Clause 2 of the Agreement is deleted in its entirety and is replaced with the following quoted text:

QUOTE

2     SPECIFICATION

2.1     Aircraft Specification

2.1.1	The Aircraft will be manufactured in accordance with the following Specifications:

Exhibit 10.6

Aircraft	Specification	Exhibit
A319 NEO Aircraft	A319 NEO Specification	A-4D
A320 Group 3 Aircraft	A320 Aircraft Iss. 8 Specification	A-4B
A320 NEO Aircraft	A320 NEO Specification	A-4C
A321 Amd 14 Aircraft and Converted A321 Aircraft	A321 Aircraft Iss. 5 Specification	A-4F
A321 NEO Aircraft	A321 NEO Specification	A-4E

2.1.2 A321 NEO Aircraft – CabinFlex Door Configuration

The Seller is currently developing a new door configuration for the A321 NEO Aircraft [***] (the “CabinFlex Door Configuration” or “ACF”).

The baseline CabinFlex Door Configuration shall consist of a [***] to be installed on the A321 NEO Aircraft (the “Baseline ACF”). The Baseline ACF shall be irrevocably implemented on all A321 NEO Aircraft with a Scheduled Delivery Month from and including [***], [***].

In addition to the Baseline ACF, at the time of cabin definition and within a timeframe compatible with the CDF of the A321 NEO Aircraft, the Buyer shall have the option to modify the allowable seating capacity of the A321 NEO Aircraft, [***], by executing the relevant SCNs covering [***] and such other additional cabin features as may be selected by the Buyer.

2.2     Specification Amendment

The Parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.2

2.2.1    Specification Change Notice

The Specifications may be amended by execution by the Buyer and the Seller of a Specification Change Notice (SCN) in substantially the form set out in Exhibit B-1 hereto. An SCN will set out the SCN’s effectivity and the particular change to be made to the Specifications and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, will be specified in the SCN.

2.2.2    Development Changes

Exhibit 10.6

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.2.2.

2.2.2.1    Manufacturer Specification Change Notice

The Specifications may also be amended in writing by the Seller by a Manufacturer’s Specification Change Notice (MSCN). Each MSCN will be substantially in the form set out in Exhibit B-2 hereto and will set out the MSCN’s effectivity and the particular change to be made to the Specifications and the effect, if any, of such change on design, Base Price of the Aircraft, performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification.

Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN Shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

2.2.2.2
In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in Clause 2.2.2.1 above, such revision will be performed by the Seller without the Buyer’s consent.

In such cases, the Seller will provide to the Buyer the details of all changes in an adapted format and on a regular basis.

2.2.2.3	INTENTIONALLY LEFT BLANK

2.3    Propulsion Systems

2.3.1 (i)	Each A320 Group 3 Airframe will be equipped with an A320 Propulsion System, and

(ii)	Each A321 Amd 14 Airframe and Converted A321 Airframe will be equipped with an A321 Propulsion System.

2.3.2	NEO Propulsion Systems

Exhibit 10.6

(i)	Each A319 NEO Airframe will be equipped with a set of two (2) IAE LLC (“IAE LLC”) PW1124G-JM engines, with an AET of [***] lbf. (such set, upon selection, an “A319 NEO Propulsion System”).

(ii)	Each A320 NEO Airframe will be equipped with a set of two (2) IAE LLC PW1127G-JM engines, with an AET of [***] lbf. (such set, upon selection, an “A320 NEO Propulsion System”).

(iii)	Each A321 NEO Airframe will be equipped with a set of two (2) IAE LLC PW1133G-JM engines, with an AET of [***] lbf. (such set, upon selection, an “A321 NEO Propulsion System”).

2.4    Customization Milestones Chart

2.4.1
Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.4.2    Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be re referred to as a “CDF Date”.

UNQUOTE

1.3	Price
Clauses 3 of the Agreement is hereby deleted in its entirety and are replaced with the following quoted text:

QUOTE

3.     PRICE

3.1 Base Price of the Aircraft

Exhibit 10.6

3.1.1 The Base Price of each Aircraft is the sum of:

(i)    The Base Price of the Airframe comprising a part of such Aircraft, and

(ii)    the Base Price of the applicable Propulsion Systems for the Aircraft.

3.1.1.2 Base Price of the Airframe

3.1.1.2.1 INTENTIONALLY LEFT BLANK

3.1.1.2.2 INTENTIONALLY LEFT BLANK

3.1.1.2.3 INTENTIONALLY LEFT BLANK

3.1.1.2.4 INTENTIONALLY LEFT BLANK

3.1.1.2.5 A320 Group 3 Airframe

The “Base Price of the A320 Group 3 Airframe” is the sum of the Base Prices set forth below in (i) and (ii):

(i)
The base price of the A320 Group 3 Airframe, as defined in the A320 Aircraft Iss. 8 Standard Specification (excluding Buyer Furnished Equipment and SCNs) including nacelles and thrust reversers, which is:

US$ [***]
(US dollars–[***]), and

(ii)	the sum of the base prices of all SCNs set forth in Exhibit A-4B, which is:

US$ [***]
(US dollars–[***])

The Base Price of the A320 Group 3 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.6 Base Price of the A320 NEO Airframe

The “Base Price of the A320 NEO Airframe” is the sum of the following base prices:

Exhibit 10.6

(i)	The base price of the A320 NEO Airframe as defined in the A320 NEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [***]
(US dollars–[***]), and

(ii)	the sum of the base prices of all SCNs set forth in Exhibit A-4C, which is:

US$ [***]
(US dollars–[***])

The Base Price of the A320 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.
3.1.1.2.7 The “Base Price of the A319 NEO Airframe” is the sum of the following base prices:

(i)	The base price of the A319 NEO Airframe as defined in the A319 NEO Standard Specification, Issue 1 (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [***]
(US dollars–[***]), and

(ii)	the sum of the base prices of all SCNs set forth in Exhibit A-4D, which is:

US$ [***]
(US dollars–[***]).

The Base Price of the A319 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.8 Base Price of the A321 NEO Airframe

The “Base Price of the A321 NEO Airframe” is the sum of the following base prices:

(i)	The base price of the A321 NEO Airframe as defined in the A321 NEO Standard Specification, Issue 1 (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [***]
(US dollars–[***]), and

Exhibit 10.6

(ii)	the sum of the base prices of all SCNs set forth in Exhibit A-4E, which is:

US$ [***]
(US dollars-[***]).

The Base Price of the A321 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.9 INTENTIONALLY LEFT BLANK

3.1.1.2.10 Base Price of the A321 Amd 14 Airframe and Converted A321 Airframe

The Base Price of the A321 Amd 14 Airframe or the Converted A321 Airframe, as applicable, is the sum of the following Base Prices:

(i)
The base price of the A321 Amd 14 Airframe and the Converted A321 Airframe, as applicable, as defined in the A321 Aircraft Iss. 5 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 2011, which is:

US $ [***]
(US dollars—[***]), and

(ii)	the sum of the bases prices of all SCNs set forth in Exhibit A-4F, which is:

US $ [***]
(US dollars—[***]).

The Base Price of the A321 Amd 14 Airframe and the Base Price of the Converted A321 Airframe have been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.3 Base Price of the Propulsion Systems

3.1.1.3.1 INTENTIONALLY LEFT BLANK

3.1.1.3.2 A320 Propulsion Systems

The base price of a set of two (2) IAE V2527-A5 Propulsion Systems, at delivery conditions prevailing in January 2011 (the “V2527-A5 Base Price”), is:

US [***]
(US dollars – [***])

Exhibit 10.6

The V2527-A5 Base Price has been calculated from the reference price indicated by International Aero Engines of US [***] (US dollars – [***]) in accordance with delivery conditions prevailing in January 2006 (the “V2527-A5 Reference Price”).

3.1.1.3.3 A321 Propulsion Systems

The base price of a set of two (2) IAE V2533-A5 Propulsion Systems, at delivery conditions prevailing in January 2011 (the “V2533-A5 Base Price”), is:

US $[***]
(US dollars – [***])

The V2533-A5 Base Price has been calculated from the reference price indicated by International Aero Engines of US $[***] (US dollars – [***]) in accordance with delivery conditions prevailing in January 2006 (the “V2533-A5 Reference Price”).

3.1.1.3.4 INTENTIONALLY LEFT BLANK

3.1.1.3.5 A320 NEO Propulsion Systems

The base price of a set of two (2) IAE LLC PW1127G-JM engines, at delivery conditions prevailing in January 2011 (the “PW1127G-JM Base Price”), is:

US$ [***]
(US dollars–[***]).

The PW1127G-JM Base Price has been calculated from the reference price indicated by the NEO Propulsion System Manufacturer of US$ [***] (US dollars–[***]) in accordance with the delivery conditions prevailing in January 2010 (the “PW1127G-JM Reference Price”).

3.1.1.3.6 INTENTIONALLY LEFT BLANK

3.1.1.3.7 INTENTIONALLY LEFT BLANK

3.1.1.3.8 A319 NEO Propulsion Systems

The base price of a set of two (2) IAE LLC PW1124G-JM engines, at delivery conditions prevailing in January 2011 (the “PW1124G-JM Base Price”), is:

US$ [***]
(US dollars–[***]).

Exhibit 10.6

The PW1124G-JM Base Price has been calculated from the reference price indicated by the NEO Propulsion System Manufacturer of US$ [***] (US dollars–[***]) in accordance with the delivery conditions prevailing in January 2010 (the “PW1124G-JM Reference Price”).

3.1.1.3.9 INTENTIONALLY LEFT BLANK

3.1.1.3.10 INTENTIONALLY LEFT BLANK

3.1.1.3.11 A321 NEO Propulsion Systems

The base price of a set of two (2) IAE LLC PW1133G-JM engines, at delivery conditions prevailing in January 2011 (the " PW1133G-JM Base Price"), is:

US$ [***]
(US dollars-[***]).

The PW1133G-JM Base Price has been calculated from the reference price indicated by the NEO Propulsion System Manufacturer of US$ [***] (US dollars-[***]) in accordance with delivery conditions prevailing in January 2010 (the " PW1133G-JM Reference Price").

3.1.1.3.12 INTENTIONALLY LEFT BLANK

3.2 Final Contract Price
3.2.1 INTENTIONALLY LEFT BLANK
    3.2.2 INTENTIONALLY LEFT BLANK
3.2.3 INTENTIONALLY LEFT BLANK
3.2.4 The Final Contract Price of an A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft will be the sum of:

(i)
The Base Price of the A320 Group 3 Airframe, A321 Amd 14 Airframe or Converted A321 Airframe, as applicable, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(ii)
the aggregate of all increases or decreases to the Base Price of the A320 Group 3 Airframe, Base Price of the A321 Amd 14 Airframe or Base Price of the Converted A321 Airframe as applicable, as agreed in any SCN or part thereof applicable to such Airframe subsequent to the date of signature of

Exhibit 10.6

this Agreement, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(iii)
the V2527-A5 Reference Price or the V2533-A5 Reference Price as applicable, as adjusted to the Delivery Date of such Aircraft, in accordance with the applicable Propulsion Systems Price Revision Formula;

(iv)
the aggregate of all increases or decreases to the V2527-A5 Reference Price or V2533-A5 Reference Price as applicable, and as agreed in any SCN or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement, as adjusted to the Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula; and

(v)
any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable.

3.2.5 The Final Contract Price of an A320 NEO Aircraft will be the sum of:

(i)	The Base Price of the A320 NEO Airframe, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)
the aggregate of all increases or decreases to the Base Price of the A320 NEO Airframe as agreed in any SCN or part thereof subsequent to the date of signature of the Agreement, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the PW1127G-JM Reference Price, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the applicable Propulsion Systems Price Revision Formula;

(iv)
the aggregate of all increases or decreases to the PW1127G-JM Reference Price as agreed in any SCN or part thereof applicable to the A320 NEO Propulsion Systems subsequent to the date of this Agreement, as adjusted to the Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 NEO Aircraft.

Exhibit 10.6

3.2.6 The Final Contract Price of an A319 NEO Aircraft will be the sum of:

(i)	The Base Price of the A319 NEO Airframe, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)
the aggregate of all increases or decreases to the Base Price of the A319 NEO Airframe as agreed in any SCN or part thereof subsequent to the date of signature of this Agreement, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the PW1124G-JM Reference Price, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the applicable Propulsion Systems Price Revision Formula;

(iv)
the aggregate of all increases or decreases to the PW1124G-JM Reference Price as agreed in any SCN or part thereof applicable to the A319 NEO Propulsion Systems subsequent to the date of this Agreement, as adjusted to the Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A319 NEO Aircraft.
3.2.7 The Final Contract Price of an A321 NEO Aircraft will be the sum of:

(i)	The Base Price of the A321 NEO Airframe, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)
the aggregate of all increase or decreases to the A321 NEO Airframe Base Price as agreed in any SCN or part thereof applicable to the A321 NEO Airframe subsequent to the date of this Agreement, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the PW1133G-JM Reference Price, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the applicable Propulsion Systems Price Revision Formula;

(iv)
the aggregate of all increases or decreases to the PW1133G-JM Reference Price as agreed in any SCN or part thereof applicable to the A321 NEO Propulsion Systems subsequent to the date of this Agreement, as adjusted to

Exhibit 10.6

the Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A321 NEO Aircraft.

3.3 Taxes, Duties and Imposts

3.3.1
The Seller will pay any and all taxes, duties, imposts or similar charges of any nature whatsoever, except for taxes based on or measured by the income of the Buyer or any taxes of a similar nature or charges levied against the Buyer or its Affiliates for the privilege of doing business in any jurisdiction, that are (i) imposed upon the Buyer, (ii) imposed upon the Seller with an obligation on the Buyer to withhold or collect the amount thereof from the Seller or (iii) imposed upon the Buyer with an obligation on the Seller to withhold or collect such amount from the Buyer, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been promulgated and are enforceable under the laws of the country of the Delivery Location and/or the country of manufacture, modification, assembly, sale, delivery, use of or payment for any part, component, accessory, equipment or system installed on the Aircraft on or before Delivery of such Aircraft.

3.3.2
The Buyer will pay any and all taxes, duties, imposts or similar charges of any nature whatsoever, except for taxes based on or measured by the income of the Seller or Associated Contractors or any taxes of a similar nature or charges levied against the Seller or its Affiliates or Associated Contractors for the privilege of doing business in any jurisdiction, that are (i) imposed upon the Seller, (ii) imposed upon the Buyer with an obligation on the Seller to collect the amount thereof for the Buyer or (iii) imposed upon the Seller with an obligation for the Buyer to withhold such amount from the Seller, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery or use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable in countries other than the country of the applicable Delivery Location and/or the country of manufacture, modification, assembly, sale,

Exhibit 10.6

delivery, use of or payment for any part, component, accessory, equipment or system installed on the Aircraft on or before Delivery of such Aircraft.

Notwithstanding the provisions of Clauses 3.3.1 and 3.3.2, the Buyer shall be liable for any Sales Tax that may be imposed on Aircraft delivering from Mobile, Alabama, United States.

3.3.3
The Seller will arrange for the exportation of the Aircraft from the country of the Delivery Location and will pay any customs duties, taxes and fees required to be paid with respect to such exportation of the Aircraft.

3.3.4
The Buyer will arrange for the importation of the Aircraft into any country or jurisdiction and will pay any customs duties, taxes and fees required to be paid with respect to such importation of the Aircraft.

UNQUOTE

1.4	A321 NEO Aircraft Downconversion

The Parties agree to irrevocably convert (the “Downconversion”) A321 NEO Aircraft bearing CAC ID Nos [***] to A320 NEO Aircraft (the “Downconverted Aircraft”).

1.5	Aircraft Deferrals

1.5.1	In consideration of the Seller agreeing to the Downconversion, the Scheduled Delivery Months for the following Aircraft (the “Deferred Aircraft”) are amended as follows:

(i)	The Scheduled Delivery Month for A321 Amd 14 Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(ii)	The Scheduled Delivery Month for A320 Group 3 Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(iii)	The Scheduled Delivery Month for A320 Group 3 Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(iv)	The Scheduled Delivery Month for A320 Group 3 Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(v)	The Scheduled Delivery Month for A320 Group 3 Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(vi)	The Scheduled Delivery Month for A320 NEO Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(vii)	The Scheduled Delivery Month for A320 NEO Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(viii)	The Scheduled Delivery Month for A320 NEO Aircraft bearing CAC ID No. [***] is amended from [***] to [***].

Exhibit 10.6

1.6	Predelivery Payments
Predelivery Payments paid by the Buyer to the Seller in respect of the A321 NEO Aircraft and the Deferred Aircraft shall be [***]. The Buyer shall [***] pay to the Seller Predelivery Payments in accordance with Clause 5.2.3.

1.7	Delivery

1.7.1	Clauses 9.1.1.3, 9.1.1.4 and 9.1.1.5 of the Agreement are hereby deleted in their entirety and are replaced with the following quoted text:

QUOTE

9.1.1.3 INTENTIONALLY LEFT BLANK

Exhibit 10.6

9.1.1.4 The Scheduled Delivery Months and the Scheduled Delivery Quarters for the A320 Group 3 Aircraft, A321 Amd 14 Aircraft and the Converted A321 Aircraft are as follows:

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]

Exhibit 10.6

9.1.1.5 The Scheduled Delivery Quarters for the NEO Aircraft are as follows:

Year	Scheduled Delivery Quarter	Aircraft	CAC ID
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

Exhibit 10.6

[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

UNQUOTE

1.7.2	Clause 9.1.1.7 of the Agreement is hereby deleted in its entirety and is replaced with the following quoted text:

QUOTE

9.1.1.7 The combined Scheduled Delivery Months and Scheduled Delivery Quarters for all Aircraft are:

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]

Exhibit 10.6

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

Exhibit 10.6

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

UNQUOTE

Exhibit 10.6

1.8	[***]

Paragraph 2.1 (ii) of Letter Agreement No. 3 to Amendment 11 to the Agreement is hereby [***] the following quoted text:

[***]

[***] may only be exercised for [***]

QUOTE

[***]

UNQUOTE

1.9	Amendment 14 Order Credit

Pursuant to the Amended and Restated Letter Agreement No. 1 to Amendment No. 17, dated 21st August, 2015, the Seller grants, at Delivery of each of the [***] 2014 Converted A321 NEO Aircraft, the [***] in the amount of US$ [***] (US dollars-[***]), subject to the Buyer taking [***].

1.10	Mobile Deliveries

1.10.1	Certificate of Acceptance

Clause 8.3 of the Agreement is deleted in its entirety and is replaced with the following quoted text:

QUOTE

8.3 Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in (a) the form set forth in Exhibit D-1, if the Delivery Location is in Mobile, Alabama and (b) in the form set forth in Exhibit D-2, if the Delivery Location is in any place other than Mobile, Alabama (the "Certificate of Acceptance") hereto.

UNQUOTE

Exhibit 10.6

1.10.2	Bill of Sale

Clause 9.2.1 of the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

9.2.1
The Seller will transfer title to the Aircraft to the Buyer free and clear of all liens, charges, hypothecations, mortgages and other encumbrances (except for any liens or encumbrances created by or on behalf of the Buyer), provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer with (a) a bill of sale in (i) the form set forth in Exhibit E-1, if the Delivery Location is in Mobile, Alabama and (ii) in the form set forth in Exhibit E-2, if the Delivery Location is in any place other than Mobile, Alabama (the “Bill of Sale”), and/or (b) such other documentation confirming transfer of title and receipt of the Final Contract Price as may reasonably be requested by the Buyer and (c) if Mobile, Alabama is the Delivery Location, a warranty from Airbus S.A.S in the form of Exhibit J (the “Airbus S.A.S Warranty”). Property interest in and risk of loss of or damage to the Aircraft will also be transferred to the Buyer on Delivery.

UNQUOTE

1.10.3	BFE

Clause 18 of the Agreement is deleted in its entirety and is replaced with Clause 18 set forth in Appendix 1.

Exhibit 10.6

1.11	Exhibits

(i)	Exhibit A-1B set forth hereto is hereby added to the Agreement.

(ii)	Exhibit A-3B set forth hereto is hereby added to the Agreement.

(iii)	Exhibit A-4B to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4B set forth hereto.

(iv)	Exhibit A-4C to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4C set forth hereto.

(v)	Exhibit A-4D to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4D set forth hereto.

(vi)	Exhibit A-4E to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4E set forth hereto.

(vii)	Exhibit A-4F to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4F set forth hereto.

(viii)	Exhibit G-2 to the Agreement is deleted in its entirety and is replaced with the Exhibit G-2 set forth hereto.

(ix)	Exhibit H-4 to the Agreement is deleted in its entirety and us replaced with the Exhibit H-4 set forth hereto.

(x)	Exhibit D is deleted in its entirety and replaced with Exhibits D-1 and D-2 attached hereto.

(xi)	Exhibit E is deleted in its entirety and replaced with Exhibits E-1 and E-2 attached hereto.

(xii)	Exhibit J attached hereto, is hereby added to the Agreement.

Exhibit 10.6

1.12	Table of Contents

1.12.1	The reference to Exhibit D in the Table of Contents to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

EXHIBIT D-1	FORM OF CERTIFICATE OF ACCEPTANCE (MOBILE DELIVERIES)

EXHIBIT D-2	FORM OF CERTIFICATE OF ACCEPTANCE (BLAGNAC/HAMBURG DELIVERIES)

UNQUOTE

1.12.2	The reference to Exhibit E in the Table of Contents to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

EXHIBIT E-1	FORM OF BILL OF SALE (MOBILE DELIVERIES)

EXHIBIT E-2	FORM OF BILL OF SALE (BLAGNAC/HAMBURG DELIVERIES)

UNQUOTE

1.12.3	A new reference to Exhibit J is added to the Table of Contents to the Agreement in appropriate alphabetical order with the following quoted text:

QUOTE

EXHIBIT J	FORM OF AIRBUS S.A.S. WARRANTY

UNQUOTE

2	EFFECT OF THE AMENDMENT

2.1
The Agreement as amended by this Amendment contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller regarding such subject matter.

Exhibit 10.6

2.2
Notwithstanding the provisions of Paragraph 2.1 above, any SCNs executed by the Buyer and the Seller pursuant to Clause 2.2.1 of the Agreement (i) prior to the date hereof and (ii) in respect of any Aircraft which remain to be delivered, shall remain in full force and effect, except as may be otherwise agreed in writing between the Parties.

2.3	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

3	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

4.1
THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

4.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS

This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Exhibit 10.6

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Edward Christie	By:	/s/ Chistophe Mourey
Its:	SVP and CFO	Its:	SVP Contracts

Exhibit 10.6

APPENDIX 1

18    Buyer Furnished Equipment

18.1    Administration

18.1.1.1
In accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being furnished by the Buyer ("Buyer Furnished Equipment" or "BFE"), provided that the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.1.2
Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer shall so inform the Seller and the Seller shall conduct a feasibility study of the Buyer’s request, in order to consider approving such supplier, provided that such request is compatible with the Seller’s industrial planning and the associated Scheduled Delivery Month for the Buyer’s Aircraft. In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. Any approval of a supplier by the Seller shall be performed at the Buyer’s expense. The Buyer shall cause any BFE supplier approved under this Clause 18.1.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.1.2, the term “BFE Supplier” shall be deemed to include Approved BFE Suppliers.

18.1.2.1
The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition, encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller shall provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition.

The BFE Engineering Definition shall include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer shall furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates specified.

Thereafter, the BFE Engineering Definition shall not be revised, except through an SCN executed in accordance with Clause 2.

Exhibit 10.6

APPENDIX 1

18.1.2.2
The Seller shall also provide in due time to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer shall provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer shall, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

The Buyer shall also provide, when requested by the Seller, at Airbus Operations S.A.S. works in Toulouse, France, at Airbus Operations GmbH Works in Hamburg, Germany and/or the Airbus Americas Inc. facility in Mobile, Alabama, as applicable, adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3
Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

•	to monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

•
that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

•
for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

◦	Preliminary Design Review (“PDR”),

◦	Critical Design Review (“CDR”);

•	to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI

Exhibit 10.6

APPENDIX 1

to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

•
to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller shall be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer's employees or agents, either directly or indirectly.

18.1.4.1 The BFE shall be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system ("Régime de l'entrepôt douanier ou régime de perfectionnement actif " or "Zollverschluss") without application of any French or German tax or customs duty, and shall be Delivered At Place (DAP) according to the Incoterms, to the following shipping addresses:

AIRBUS OPERATIONS S.A.S.
316 Route de Bayonne
31300 TOULOUSE
FRANCE

or

AIRBUS OPERATIONS GmbH
Kreetslag 10
21129 HAMBURG
GERMANY

or such other location as may be specified by the Seller.

18.1.4.2 BFE delivered to the Seller’s Affiliate in Mobile, Alabama, as may be specified by the Seller pursuant to Clause 18.1.4.1, will be shipped according to the Incoterms 2010 “Delivered Duty Paid” Airbus Americas, Inc., Mobile, Alabama.

18.1.5
If the Buyer requests the Seller to supply directly certain items that are considered BFE according to the Specification, and if such request is notified to the Seller in due time in order not to affect the delivery date of the Aircraft, the Seller will agree to order such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement including a handling charge in the amount of [***] of the cost of the BFE item for any items up

Exhibit 10.6

APPENDIX 1

to [***]. If the cost of the BFE item exceeds [***] the Buyer and the Seller will execute an SCN reflecting the cost of such BFE and a handling charge to be mutually agreed upon execution of such SCN. The Seller will bear no liability in respect of delay and product support commitments for such items.

18.2    Requirements

The Buyer is responsible for ensuring, at its expense, and warrants that the BFE shall:

•	be manufactured by a qualified BFE Supplier, and

•	meet the requirements of the applicable Specification of the Aircraft, and

•	be delivered with the relevant certification documentation, including but not limited to the DDP, and

•	comply with the BFE Engineering Definition, and

•	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

•
be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer's Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

•	not infringe any patent, copyright or other intellectual property right of the Seller or any third party, and

•	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller shall be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

18.3    Buyer's Obligation and Seller's Remedies

18.3.1    Any delay or failure in

(i)    furnishing the BFE in serviceable condition at the requested delivery date,

(ii)	complying with Clause 18.2 or in providing the descriptive information or service representatives required by Clause 18.1.1, or

Exhibit 10.6

APPENDIX 1

(iii)	obtaining any required approval for such equipment under the Aviation Authorities’ regulations may delay the performance of any act to be performed by the Seller, and cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and the provisions of Clause 10. The additional costs the Seller incurs that are attributable in any material degree to such delay for storage, taxes, insurance and out of sequence installation shall be for the Buyer’s account. The Seller shall use its reasonable efforts to minimize or mitigate such delay.

18.3.2	The Buyer will use reasonable commercial efforts to monitor the manufacturing, inspection and timely availability of BFE to meet the Seller’s delivery requirements.

(i)
if the Buyer discovers that the BFE delivery program is behind schedule and determines in conjunction with the BFE manufacturer that the Seller’s delivery requirements cannot be met, the Buyer will, without delay, notify the Seller of the situation and of the expected delivery dates. The Buyer and Seller will mutually agree on a plan to minimize any additional costs for changes to the Seller’s production program to accommodate the delay in BFE delivery. Any such additional costs will be borne by the Buyer.

(ii)
provided such delay is in excess of [***] and a mutual agreement with respect to a recovery plan referred to in (i) above has not been reached, in addition to the consequences outlined in Clause 18.3.1, in the event of a delay or failure described in 18.3.1, the Seller, using reasonable efforts to mitigate cost, may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft will also be increased by the actual purchase price of such equipment, plus handling charge in the amount of [***] of the purchase price of the BFE item and the cost of transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for inspection, acceptance, adjustment and calibration; or

(iii)
if the BFE is delayed more than [***] beyond, or unapproved within, [***] of the date referenced in Clause 18.1.1, then the Seller may deliver or the Buyer may elect to have the Aircraft delivered without the installation of such BFE, notwithstanding the terms of Clause 7.2 insofar as it may otherwise have applied, whereon the Seller will be relieved of all obligations to install such equipment.

18.4    Title and Risk of Loss

Title to and risk of loss of BFE will at all times remain with the Buyer, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular

Exhibit 10.6

APPENDIX 1

loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

18.5    Disposition of BFE Following Termination

18.5.1
If a termination of this Agreement pursuant to the provisions of Clause 21 hereof occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove all items of BFE which can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce Seller’s damages resulting from the termination.

18.5.2
The Buyer will cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 above and will be responsible for all reasonable costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer will reimburse the Seller for all such reasonable costs within [***] of receiving documentation substantiating such costs from the Seller.

18.5.3
The Seller will notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer will undertake to remove such items from the Seller’ facility within [***] of the date of such notice. The Buyer will have no claim against the Seller for damage or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4
The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being deinstalled from the Aircraft, provided that the Seller shall have used reasonable care in such deinstallation.

18.5.5
The Buyer at no cost to the Seller will grant title to the Seller for any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

18.5.6	If the termination was not a result of an Excusable Delay attributable to the Buyer or a Buyer Termination Event, the Seller shall pay the Buyer for the cost of such BFE.

UNQUOTE

Exhibit 10.6

EXHIBIT A-1B

A319-100N Standard Specification Iss. 1
has been provided to the Buyer separately

Exhibit 10.6

EXHIBIT A-3B

A321-200N Standard Specification Iss. 1
has been provided to the Buyer separately

Exhibit 10.6

EXHIBIT A-4B

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit 10.6

EXHIBIT A-4C

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit 10.6

EXHIBIT A-4D

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit 10.6

EXHIBIT A-4E

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit 10.6

EXHIBIT A-4F

Exhibit 10.6

EXHIBIT D-1

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of clause _____ of the _____ purchase agreement dated _____ __________ _____ and made between Spirit Airlines, Inc (the “Customer”) and Airbus S.A.S., as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3__-___ aircraft bearing manufacturer’s serial number _____ and registration mark _____ (the “Aircraft”) have taken place in Mobile, Alabama, United States.

In view of said tests having been carried out with satisfactory results, the Customer, hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in Mobile, Alabama, United States.

SPIRIT AIRLINES, INC.

Name:

Title:

Signature:

Exhibit 10.6

EXHIBIT D-2

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of clause _____ of the _____ purchase agreement dated _____ __________ _____ and made between Spirit Airlines, Inc (the “Customer”) and Airbus S.A.S., as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3__-___ aircraft bearing manufacturer’s serial number _____ and registration mark _____ (the “Aircraft”) have taken place in [Blagnac, France /or Hamburg, Germany /or Tianjin, People’s Republic of China].

In view of said tests having been carried out with satisfactory results, the Customer, hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in [Blagnac, France /or Hamburg, Germany /or Tianjin, People’s Republic of China].

SPIRIT AIRLINES, INC.

Name:

Title:

Signature:

Exhibit 10.6

EXHIBIT E-1

BILL OF SALE

Know all men by these presents that Airbus Americas Inc., a Delaware corporation having its principal place of business at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20171, United States (the “Seller”), was, this _____ day of __________ _____, the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:    [ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3[•]-[•]    [manufacturer] Model _____
MANUFACTURER'S SERIAL NUMBER:

ENGINE SERIAL NUMBERS:
_____    LH:    _____
RH:    _____
REGISTRATION MARK:_____
The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller did, this _____ day of __________ _____, sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, said Aircraft to be the property thereof:
[Insert Name and Address of Buyer]
(the “Buyer”)
The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.
This Warranty Bill of Sale is governed by and shall be construed in accordance with the laws of the State of New York.

Exhibit 10.6

EXHIBIT E-1

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorized representative this _____ day of __________ _____ in Mobile, Alabama, United States.

AIRBUS AMERICAS INC.

By:______________________________________
Name:
Title:

Exhibit 10.6

EXHIBIT E-2

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a société par actions simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and [all appliances, components, parts, instruments, appurtenances, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3[•]-[•]	[Insert name of engine or propulsion system manufacturer] Model [•]
DATE OF MANUFACTURE: [•]
MANUFACTURER'S SERIAL NUMBER: [•]	ENGINE SERIAL NUMBERS: LH: [•] RH: [•]
REGISTRATION MARK: [•]

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller does this ___ day of [month] [year], grant, convey, bargain, sell, transfer, deliver and set over all of its rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, such Aircraft to be the property thereof:
[Insert Name/Address of Buyer]
(the “Buyer”)
The Seller hereby warrants to the Buyer, its successors and assigns that it has [(i)] good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is hereby conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Warranty Bill of Sale will be governed by and construed in accordance with the laws of [same governing law as the Purchase Agreement].

Exhibit 10.6

EXHIBIT E-2

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this _____ day of [month], [year] in [Blagnac, France/Hamburg, Germany].

AIRBUS S.A.S.

By:________________________________
Name:
Title:

Exhibit 10.6

EXHIBIT G-2

SELLER PRICE REVISION FORMULA 2011

1.1	Base Prices

The Base Prices of the Airframes of the applicable Aircraft are as quoted in Clause 3.1 of the Agreement and are subject to adjustment for changes in economic conditions as measured by data obtained from the [***]

1.2	[***]

[***]

1.3	[***]

[***]

1.4	[***]

[***]

1.5	[***]

1.5.1	[***]

[***]

1.5.2	[***]

[***]

1.5.3	[***]

[***]

1.5.4	[***]

[***]

Exhibit 10.6

EXHIBIT H-4

IAE LLC PRICE REVISION FORMULA

1.1	Reference Price of the Propulsion Systems

The Reference Prices for a set of two (2) IAE LLC PW1100G-JM Propulsion Systems are as set forth in Clause 3.1.1.3 of the Agreement.

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from [***]

1.2	[***]

[***]

1.3	[***]

[***]

1.4	[***]

[***]

Exhibit 10.6

EXHIBIT H-4

1.5	[***]

1.5.1	[***]

[***]

1.5.2	[***]

[***]

1.5.3	[***]

[***]

1.5.4	[***]

[***]

Exhibit 10.6

EXHIBIT J

AIRBUS S.A.S WARRANTY

Airbus S.A.S. hereby warrants to _____________ (the “Buyer”), its successors and assigns that the Bill of Sale executed by Airbus Americas Inc. dated ___ ________ _____ and relating to one A3__-____ aircraft bearing MSN __________ (the “Aircraft”) conveys to the said Buyer on the date hereof good, legal and valid title to the Aircraft, the [engines/propulsion systems] as described in the Bill of Sale, appliances, parts, instruments, accessories, furnishings and other equipment, free and clear of all liens, claims, charges, encumbrances and rights of others, and that Airbus S.A.S. will warrant and defend such title to the Aircraft forever against all claims and demands whatsoever.

This Airbus Warranty is governed by and shall be construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Airbus S.A.S. has caused this Airbus Warranty to be executed by its duly authorized representative this ______ day of _________ ______.
.

AIRBUS S.A.S.

By:____________________________
Name:
Title: